UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on September 28, 2022, Aditxt, Inc. (the “Company”) received the determination from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has regained compliance with the requirements to remain listed in The Nasdaq Capital Market subject to a Panel Monitor of the Company’s ongoing compliance with such requirements as set forth in Listing Rule 5815(d)(4)(A) until March 28, 2023, which was subsequently extended to September 28, 2023 on April 24, 2023. If, within that monitoring period, the Listing Qualifications staff (“Staff”) finds the Company out of compliance with one or more listing standards during that period notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to that deficiency and Staff will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, Staff will issue a Staff Delist Determination and the Company will have an opportunity to request a new hearing with the initial Hearings Panel or a newly convened Hearings Panel if the initial Hearings Panel is unavailable.

On June 28, 2023, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it has failed to maintain compliance with the stockholders’ equity requirement (the “Equity” Rule) in Listing Rule 5550(b)(1) and the minimum bid price rule in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) as the closing price of Company’s common stock has remained below $1.00 for over 30 consecutive trading days

The Company intends to submit an appeal to Nasdaq, which stays the delisting and suspension of the Company’s securities pending the decision of the Nasdaq Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on July 5, 2023. At the hearing, the Company intends to present its views and its plans to regain compliance with the Equity and Minimum Bid Price Rules to the Panel. There can be no assurance that the Company will be able to evidence compliance with the Minimum Bid Price Rule prior to the hearing. It is the Company’s understanding that the Panel typically issues its decision within 30 days after the hearing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2023	ADITXT, INC.

	By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	Chief Executive Officer